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                                                                   EXHIBIT 10.77

                         SUBORDINATED PROMISSORY NOTE
                         ----------------------------

U.S. $ 1,000,000.00                                    Mountain View, California
                                                                  March 19, 1999

          For Value Received, the undersigned INTELLISYS GROUP, INC. (the "Borrower") promises to pay in the order of P. MICHAEL GUMMESON AND LEE ANNE GUMMESON (collectively the "Lender") at 2325 Sierra Creek Road, Agoura, California 91301, or at such other places as may be designated by Lender (the "Note"), the principal amount of ONE MILLION DOLLARS ($1,000,000.00).

          The undersigned promises to pay interest on the principal amount hereof remaining unpaid from time to time at the Applicable Rate.

APPLICABLE RATE:
---------------

          "Applicable Rate" shall mean, for any day, a fluctuating rate of interest equal to the rate of interest publicly announced from time to time by First Union National Bank ("Bank"), or its successor, in Philadelphia, Pennsylvania as its "Prime Rate." Borrower acknowledges that Bank lends at rates both above and below its Prime Rate, and Borrower further acknowledges that Bank's Prime Rate is not represented or intended to be the lowest or most favorable rate of interest offered by Bank.

DEFAULT RATE:
------------

          In addition to all other rights contained in this Note, if a Default (defined herein) occurs and as long as a Default continues, all outstanding Obligations shall bear interest at the Applicable rate plus 3% ("Default Rate"). The Default Rate shall also apply from acceleration until the Obligations or any judgment thereon is paid in full.

INTEREST AND FEE(S) COMPUTATION (ACTUAL/360):
--------------------------------------------

          Interest and fees, if any, shall be computed on the basis of a 360-day year for the actual number of days in the applicable period ("Actual/360 Computation"). The Actual/360 Computation determines the annual effective yield by taking the stated (nominal) rate for a year's period and then dividing said rate by 360 to determine the daily periodic rate to be applied for each day in the applicable period. Application of the Actual/360 Computation produces an annualized effective rate exceeding that of the nominal rate.

USURY:
-----

          If at any time the effective interest rate under this Note would, but for this paragraph, exceed the maximum lawful rate, the effective interest rate under this Note shall be the maximum lawful rate, and any amount received by Bank in excess of such rate shall be
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applied to principal and then to fees and expenses, or, if no such amounts are owing, returned to Borrower.

FORM OF PAYMENT:
---------------

          Any and all payments of any nature made or required to be made under this Note shall be made in lawful money of the United States collectable on the date of payment as provided in the Asset Purchase Agreement.

SUBORDINATION:
-------------


          (a) The Lender agrees that the indebtedness evidenced by this Note is subordinated in right of payment, to the extent and in the manner provided herein and in the Sanwa Business Credit Corporation Subordination Agreement, to the prior payment in full of all Senior Debt, and that the subordination is for the benefit of the holders of Senior Debt.

          (b) For the purposes of this Note, the following definitions shall apply:


               (1)  "Debt" of any person means any indebtedness, contingent or
                     ----
          otherwise, in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of such person or only to a portion thereof), or evidenced by bonds, notes, debentures or similar instruments or letters of credit, or representing the balance deferred and unpaid of the purchase price of any property or interest therein, except any such balance that constitutes a trade payable, if and to the extent such indebtedness would appear as a liability upon a balance sheet of such person prepared on a consolidated basis in accordance with generally accepted accounting principles.

               (2)  "Senior Debt" means all Debt (present or future) created,
                     -----------
          incurred, assumed or guaranteed by Borrower (and all renewals, extensions or refundings thereof) with Sanwa Business Credit Corporation or any successor or replacement lender, unless the instrument under which such Debt is created, incurred, assumed or guaranteed expressly provides that such Debt is not senior or superior in right of payment to the Lender.


          (c) Upon any distribution to creditors of Borrower in a liquidation or dissolution of Borrower or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to Borrower or its property, holders of Senior Debt shall be entitled to receive payment in full in cash of the principal of and interest (including interest accruing after the commencement of any such proceeding) to the date of payment on the Senior Debt before Lender shall be entitled to receive any payment of principal of or interest on the Note.

          (d) Upon the final maturity of any Senior Debt by lapse of time, acceleration or otherwise, all such Senior Debt shall first be paid in full, or such payment duty provided for in cash or in a manner satisfactory to the holders of such Senior Debt, before any payment is made by Borrower or any person acting on behalf of Borrower on account of the principal or interest of

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the Note.

          (e)  Borrower may not pay principal of or interest on the Note if:


               (1) a default on Senior Debt occurs and is continuing that permits holders of such Senior Debt to accelerate its maturity, and

               (2) the default is. the subject of judicial proceedings or Borrower receives a notice of the default from a person who holds Senior Debt. If Borrower receives any such notice, a subsequent notice received within nine months thereafter relating to the same issue of Senior Debt shall not be effective for purposes of this provision.


          (f) Borrower shall resume payments on the Note and may acquire the Note when:


               (1)  the default is cured or waived, or

               (2) 120 days pass after the notice is given if the default is not the subject of judicial proceedings,

if this Note otherwise permits the payment or acquisition at that time.


          (g) If payment of the Note is accelerated because of an Event of Default, Borrower shall promptly notify holders of Senior Debt of the acceleration. Borrower shall pay the Note when 120 days pass after the acceleration occurs if the Note permits the payment at that time; provided, however, that if no Senior Debt is outstanding at the time of such acceleration Borrower shall pay the Note in accordance with the provisions of this Note.

          (h) If a payment is made to the Lender that because of this subordination provision should not have been made to them, the Leader shall hold such payment in trust for holders of Senior Debt and pay it over to them as their interests may appear, provided, however, that if neither Borrower nor the holders of the Senior Debt notify the Lender within 120 days after the payment is made that such payment should not have been made, the Lender shall no longer be deemed to be holding such payment in trust pursuant to this subsection (h).

          (i) This subordination provision defines the relative rights of Lender and holders of Senior Debt. Nothing in this provision shall:


               (1) impair, as between Borrower and Lender, the obligation of Borrower, which is absolute and unconditional, to pay principal of and interest on the Note in accordance with its terms;

               (2) affect the relative rights of Lender and creditors of Borrower other than holders of Senior Debt; or

               (3) prevent Lender from exercising their available remedies upon a

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          Default or Event of Default, subject to the rights of holders of
          Senior Debt to receive payments otherwise payable to Lender.


          (j) If Borrower fails because of this subordination provision to pay principal of or interest on the Note on the due date, the failure is still a Default or Event of Default.

          (k) No right of any holder of Senior Debt to enforce the subordination of the indebtedness evidenced by the Note shall be impaired by any act or failure to act by Borrower or by its failure to comply with this subordination provision.

REQUIRED PAYMENTS AND LOAN MATURITY:
-----------------------------------

          This Note shall be due and payable in consecutive monthly payments of accrued interest only commencing on April 30, 1999 and on the same day of each month thereafter until fully paid. The principal balance hereof and all accrued and unpaid interest hereunder shall be paid in full on or before September 30, 1999.

LATE CHARGE:
-----------

          If any payment required hereunder is not received by holder when due, a late charge of five percent (5.0%) of each overdue required payment shall be charged for the purpose of defraying the expenses incident to handling said delinquent payment(s).

APPLICATION OF PAYMENTS:
-----------------------

          Payments shall be applied first to interest and the remainder to the principal balance. Payments, if less than the amount required, shall be applied in the sole discretion of holder and acceptance of such payments shall not be a waiver of the rights of the holder hereof to require scheduled payments.

VOLUNTARY PREPAYMENT CLAUSE:
---------------------------

          This Note may be prepaid at any time in whole or in part.

DEFAULT:
-------

          In any of the following occurs, a default ("Default") under this Note shall exist: Nonpayment; Nonperformance. The failure of timely payment or performance of the Obligations or Default under this Note or any other Loan Documents. Cessation; Bankruptcy. The death of, appointment of guardian for, dissolution of, termination of existence of, loss of good standing status by, appointment of a receiver for, assignment for the benefit of creditors of, or commencement of any bankruptcy or insolvency proceeding by or against the Borrower, its Subsidiaries or Affiliates, if any, or any general partner of or the holder(s) of the majority ownership interests of Borrower, or any party to the Loan Documents. Material Business Alteration. Without prior written consent of lender, a material alteration in the kind or type of Borrower's Business.

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REMEDIES UPON DEFAULT:
---------------------

          If a Default occurs under this Note, Lender may at any time thereafter, take the following actions: Acceleration Upon Default. Accelerate the maturity of this Note and all other Obligations, and all of the Obligations shall be immediately due and payable. Cumulative. Exercise any rights and remedies as provided under the Note and other Loan Documents, or as provided by law or equity.

COSTS:
-----

          Undersigned agrees to reimburse holder for all costs and expenses, including, without limitation, all reasonable attorneys' fees incurred in the enforcement or collection of this Note or any judgment obtained hereon.

LAWS:
----

          This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflicts of laws, and any applicable laws of the United States of America and may not be amended except by a written document executed by the holder and maker.

PARTIES IN INTEREST:
-------------------

          This Note shall bind Borrower and its successor and assigns. This Note shall not be assigned or transferred by Lender (except to the Lender Stockholders) without the express prior written consent of Borrower, except by will or, in default thereof, by operation of law.

MARGINAL CAPTIONS:
-----------------

          The marginal captions appearing on this Note are for reference purposes only and shall not in any way limit or otherwise affect the meaning, content or interpretation of this Note.

                                  INTELLISYS GROUP, INC.
                                  a Delaware corporation

                                  By: /s/ Donald J. Esters
                                      ---------------------------------------
                                      Donald J. Esters
                                      Chairman of the Board

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